UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2016

Ally Auto Receivables Trust 2016-3

(Issuing Entity with respect to Securities)

Ally Auto Assets LLC

(Depositor with respect to Securities)

Ally Bank

(Sponsor with respect to Securities)

Delaware	333-204844-03	30-6530860
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Ally Auto Assets LLC 200 Renaissance Center Detroit, Michigan	48265
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number,including area code: (866) 710-4623

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and 8.01. Entry into a Material Definitive Agreement and Other Events

Ally Auto Assets LLC (“Ally Auto”) has registered an issuance of $22,523,500,297.91 in principal amount of asset backed notes on Form SF-3 (Registration File No. 333-204844) under the Securities Act of 1933, as amended (the “Act”), filed on June 9, 2015, as amended by Pre-Effective Amendment No. 1 on August 14, 2015, by Pre-Effective Amendment No. 2 on September 24, 2015, by Pre-Effective Amendment No. 3 on October 22, 2015, by Pre-Effective Amendment No. 4 on October 30, 2015 and by Pre-Effective Amendment No. 5 on November 6, 2015 (as amended, the “Registration Statement”).

On May 23, 2016, Ally Auto and Ally Bank entered into an Underwriting Agreement with Barclays Capital Inc., J.P. Morgan Securities LLC and Credit Agricole Securities (USA) Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), for the issuance and sale of certain asset backed notes of Ally Auto Receivables Trust 2016-3 (the “Issuing Entity”) in the following classes: (i) the Class A-1 Asset Backed Notes (the “Class A-1 Notes”), (ii) the Class A-2 Asset Backed Notes (the “Class A-2 Notes”), (iii) the Class A-3 Asset Backed Notes (the “Class A-3 Notes”), (iv) the Class A-4 Asset Backed Notes (the “Class A-4 Notes” and together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”), (v) the Class B Asset Backed Notes (the “Class B Notes”), (vi) the Class C Asset Backed Notes (the “Class C Notes”) and (vii) the Class D Asset Backed Notes (the “Class D Notes” and together with the Class A Notes, the Class B Notes and the Class C Notes, the “Notes”). The Notes have an aggregate principal balance of $512,650,000. Only the Notes have been registered pursuant to the Act under the Registration Statement. The Certificates of the Issuing Entity will be initially retained by the Depositor or will be sold in one or more separate transactions intended to be exempt from the registration requirements of the Act. It is expected that the Notes will be issued on or about May 31, 2016 (the “Closing Date”).

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes will be issued pursuant to an Indenture attached hereto as Exhibit 4.1, to be dated as of the Closing Date between the Issuing Entity and Deutsche Bank Trust Company Americas, as Indenture Trustee.

The Notes evidence indebtedness of the Issuing Entity, the assets of which will consist primarily of motor vehicle retail instalment sale contracts (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.

On the Closing Date, the Receivables will have the characteristics described in the Prospectus, dated as of May 23, 2016, to be filed with the Commission pursuant to Rule 424(b)(5) of the Act on May 25, 2016.

Legal opinions of Kirkland & Ellis LLP are attached as Exhibit 5.1 and Exhibit 8.1.

Item 9.01.	Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of May 23, 2016, by and among Ally Bank, Ally Auto Assets LLC and Barclays Capital Inc., J.P. Morgan Securities LLC and Credit Agricole Securities (USA) Inc., as representatives of the underwriters named therein.

Exhibit 4.1	Indenture between Ally Auto Receivables Trust 2016-3 and Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of May 31, 2016.

Exhibit 4.2	Trust Agreement among Ally Auto Assets LLC, as Depositor, BNY Mellon Trust of Delaware, as Owner Trustee, and The Bank of New York Mellon Trust Company, National Association, as Paying Agent, to be dated as of May 31, 2016.

Exhibit 4.3	Pooling Agreement between Ally Bank, as Seller, and Ally Auto Assets LLC, to be dated as of May 31, 2016.

Exhibit 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of May 25, 2016.

Exhibit 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of May 25, 2016.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-backed securities.

Exhibit 99.1	Trust Sale Agreement between Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2016-3, as Issuing Entity, to be dated as of May 31, 2016.

Exhibit 99.2	Custodian Agreement between Ally Financial Inc., as Custodian, and Ally Auto Assets LLC, as Depositor, to be dated as of May 31, 2016.

Exhibit 99.3	Administration Agreement among Ally Auto Receivables Trust 2016-3, as Issuing Entity, Ally Financial Inc., as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of May 31, 2016.

Exhibit 99.4	Servicing Agreement among Ally Financial Inc., as Servicer, Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2016-3, as Issuing Entity, to be dated as of May 31, 2016.

Exhibit 99.5	Asset Representations Review Agreement among Ally Auto Receivables Trust 2016-3, as Issuing Entity, Ally Bank, as Sponsor, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer, to be dated as of May 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY AUTO ASSETS LLC

By:	/s/ M. T. St. Charles
Name:	M. T. St. Charles
Title:	Vice President

Dated: May 25, 2016

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of May 23, 2016, by and among Ally Bank, Ally Auto Assets LLC and Barclays Capital Inc., J.P. Morgan Securities LLC and Credit Agricole Securities (USA) Inc., as representatives of the underwriters named therein.

Exhibit 4.1	Indenture between Ally Auto Receivables Trust 2016-3 and Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of May 31, 2016.

Exhibit 4.2	Trust Agreement among Ally Auto Assets LLC, as Depositor, BNY Mellon Trust of Delaware, as Owner Trustee, and The Bank of New York Mellon Trust Company, National Association, as Paying Agent, to be dated as of May 31, 2016.

Exhibit 4.3	Pooling Agreement between Ally Bank, as Seller, and Ally Auto Assets LLC, to be dated as of May 31, 2016.

Exhibit 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of May 25, 2016.

Exhibit 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of May 25, 2016.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-backed securities.

Exhibit 99.1	Trust Sale Agreement between Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2016-3, as Issuing Entity, to be dated as of May 31, 2016.

Exhibit 99.2	Custodian Agreement between Ally Financial Inc., as Custodian, and Ally Auto Assets LLC, as Depositor, to be dated as of May 31, 2016.

Exhibit 99.3	Administration Agreement among Ally Auto Receivables Trust 2016-3, as Issuing Entity, Ally Financial Inc., as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of May 31, 2016.

Exhibit 99.4	Servicing Agreement among Ally Financial Inc., as Servicer, Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2016-3, as Issuing Entity, to be dated as of May 31, 2016.

Exhibit 99.5	Asset Representations Review Agreement among Ally Auto Receivables Trust 2016-3, as Issuing Entity, Ally Bank, as Sponsor, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer, to be dated as of May 31, 2016.